Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 4, 2020, by and between Benefitfocus, Inc., a Delaware corporation (the “Company”), and BuildGroup LLC (the “Buyer”).

RECITALS

A.

Upon the terms and subject to the conditions of the Purchase Agreement (as defined below), the Company has agreed to issue to the Buyer, and the Buyer has agreed to purchase from the Company, 1,777,778 shares of Preferred Stock (as defined below) (the “Purchase Shares”).

B.

To induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights with respect to the Purchase Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

C.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.

“Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

b.	“Common Stock” means the common stock of the Company, par value $0.001 per share.

c.	“Conversion Shares” means any shares of Common Stock issued or issuable upon the conversion of Preferred Stock.

d.

“Person” means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

e.	“Preferred Stock” means the Series A convertible preferred stock of the Company, par value $0.001 per share.

f.

“Prospectus” means the base prospectus, including all documents incorporated therein by reference, included in any Registration Statement (as hereinafter defined), as it may be supplemented by a prospectus supplement, together with any then-issued “issuer free writing prospectus(es),” as defined in Rule 433 of the Securities Act, relating to the Registrable Securities.

g.	“Purchase Agreement” means the Preferred Stock Purchase Agreement by and between the parties hereto, dated as of the date hereof.

h.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

i.

“Registrable Securities” means the Conversion Shares and any shares of capital stock issued or issuable with respect to the Purchase Shares as a result of any stock split, stock dividend, recapitalization, reclassification, merger, consolidation, exchange or similar event.

j.	“Registration Statement” means one or more registration statements of the Company covering the sale of the Registrable Securities.

2. REGISTRATION.

a.

Mandatory Registration. The Company shall, within thirty (30) calendar days from the date of the Purchase Agreement, prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities so as to permit the resale of such Registrable Securities by the Buyer, including but not limited to under Rule 415 under the Securities Act (“Rule 415”). Each Registration Statement filed hereunder shall be on Form S-3, or if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities. The Buyer and its counsel shall have had a reasonable opportunity to review and comment upon such Registration Statement or any amendment to such Registration Statement and any related prospectus prior to its filing with the SEC. The Buyer shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its reasonable best efforts to (a) cause the Registration Statement to be declared effective as soon as practicable after the filing thereof, and (b) if applicable, keep the Registration Statement effective pursuant to Rule 415 and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date on which the Buyer shall have sold, either publicly pursuant to the Registration Statement or pursuant to Rule 144 under the Securities Act (“Rule 144”), all the Registrable Securities, or (ii) the date on which the Buyer can sell all of its Registrable Securities under Rule 144 without restriction during any ninety (90) day period (collectively, the “Registration Period”). When effective, each Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

b.

Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, a prospectus, including any amendments or prospectus supplements thereto, to be used in connection with sales of the Registrable Securities under any Registration Statement. The Buyer and its counsel shall have five (5) business days to review and comment upon such prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments. If the Buyer has comments on such prospectus, the Buyer shall use its reasonable best efforts to provide such comments within five (5) business days from the date the Buyer receives the final version of such prospectus.

c.

Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement filed by the Company pursuant to Section 1(a) (the “Initial Registration Statement”) is insufficient to cover all of the Registrable Securities outstanding from time to time, the Company shall amend the Initial Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than ten (10) business days after the necessity therefor arises and the Company’s financial statements as filed with the SEC are current as would be required by such New Registration Statement, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act. The Company shall use its reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

3. RELATED OBLIGATIONS.

With respect to any Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2(a), the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.

The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and any prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, subject to Permitted Delays (as defined below) and Section 3(e) hereof and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. Should the Company file a post-effective amendment to any Registration Statement, the Company will use its reasonable best efforts to have such filing declared effective by the SEC within thirty (30) consecutive business days following the date of filing, which such period shall be extended for an additional thirty (30) business days if the Company receives a comment letter from the SEC in connection therewith. If, beyond normal quarterly closed trading windows under the Company’s Insider Trading Policy, as amended from time to time, there is (i) material non-public information regarding the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose or (ii) a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under a Registration Statement, then the Company may postpone or suspend filing or effectiveness of such Registration Statement or use of the prospectus under such Registration Statement for a period not to exceed thirty (30) consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(a) for more than sixty (60) days in the aggregate during any twelve (12) month period (each, a “Permitted Delay”).

b.

The Company shall submit to the Buyer for review and comment any disclosure in any Registration Statement, and all amendments and supplements thereto, containing information provided by the Buyer for inclusion in such document and any descriptions or disclosure regarding the Buyer, the Purchase Agreement, including the transaction contemplated thereby, or this Agreement at least five (5) business days prior to their filing with the SEC, and not file any document in a form to which any of the Buyer reasonably and timely objects. Upon request of the Buyer, the Company shall provide to the Buyer all disclosure in any Registration Statement and all amendments and supplements thereto, at least five (5) business days prior to their filing with the SEC, and not file any document in a form to which the Buyer reasonably and timely objects. If the Buyer has comments on any Registration Statement and any amendments or supplements thereto, the Buyer shall use its reasonable best efforts to comment thereon within five (5) business days from the date the Buyer receives the final version thereof. The Company shall furnish to the Buyer, without charge, any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, except if such notice and the contents thereof shall be deemed to constitute material non-public information.

c.

The Company shall furnish to the Buyer, (i) promptly after the same is prepared and filed with the SEC, at least one copy of any Registration Statement and any amendment(s) thereto, including all financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any amendment(s) to a Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Buyer may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as a Buyer may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Buyer. The filing by the Company of any Registration Statement and Prospectus and any amendment or supplement thereto with the SEC shall be deemed to be delivery to the Buyer under this Section 3(c).

d.

The Company shall use reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification is available, the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Buyer reasonably requests, (ii) subject to Permitted Delays, prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Buyer or any transferee permitted by Section 9 who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e.

As promptly as reasonably practicable after becoming aware of such event or facts, the Company shall notify the Buyer in writing (a) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (b) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and prospectus or for additional information after such Registration Statement has become effective, (c) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (d) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (e) of the filing of a post-effective amendment to such Registration Statement, or (f) if the Company has determined that the Prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As promptly as reasonably practical (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of premature disclosure of such event or facts) prepare a prospectus supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, upon the Buyer’s request, deliver a copy of such prospectus supplement or amendment to the Buyer. In providing this notice to the Buyer, the Company shall not include any other information about the facts underlying the Company’s determination and shall not in any way communicate any material nonpublic information about the Company or the Common Stock to the Buyer. The Company shall also promptly notify the Buyer in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Buyer by facsimile or e-mail on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. In no event shall the delivery of a notice under this Section 3(e), or the resulting unavailability of a Registration Statement, without regard to its duration, for disposition of securities by the Buyer be considered a breach by the Company of its obligations under this Agreement.

f.

The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practical time and to notify the Buyer of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.

The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities if the Principal Market (as such term is defined in the Purchase Agreement) is an automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h.

The Company shall cooperate with the Buyer to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities disposed of pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts as the Buyer may reasonably request and registered in such names as the Buyer may request.

i.

If reasonably requested by the Buyer, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment to any Registration Statement such information as the Buyer believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as promptly as practicable once notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement (including by means of any document incorporated therein by reference).

j.

The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

k.

If reasonably requested by the Buyer at any time, the Company shall deliver to the Buyer a written confirmation from the Company’s counsel of whether or not the effectiveness of any Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of all of the Registrable Securities.

l.	The Company agrees to take all other actions reasonably requested by Buyer to expedite and facilitate disposition by the Buyer of Registrable Securities pursuant to any Registration Statement.

4. OBLIGATIONS OF THE BUYER.

a.

The Buyer will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as reasonably requested by the Company in order to effect the registration of such Registrable Securities. The Company shall notify the Buyer in writing of any other information the Company reasonably requires from the Buyer in connection with any Registration Statement hereunder. The Buyer will as promptly as practicable notify the Company of any material change in that information, other than changes in its ownership of Common Stock, unless such ownership information is reasonably requested by the Company to amend or supplement any Registration Statement or Prospectus.

b.

The Buyer agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement hereunder.

5. EXPENSES OF REGISTRATION.

All reasonable expenses of the Company, other than sales or brokerage commissions incurred by the Buyer, including fees and disbursements of one counsel for the Buyer (not to exceed $25,000), incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. INDEMNIFICATION.

a.

To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Buyer, each Person, if any, who controls the Buyer, the members, the directors, officers, partners, employees, agents, representatives of the Buyer and each Person, if any, who controls the Buyer within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (with the prior consent of the Company, such consent not to be unreasonably withheld) or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement, final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to any Registration Statement, or (iii) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Buyer furnished in writing to the Company by the Buyer or such Indemnified Person expressly for use in connection with the preparation of any Registration Statement, Prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (C) shall not be available to the extent such Claim is based on a failure of the Buyer to deliver, or to cause to be delivered, the prospectus made available by the Company, if such prospectus was theretofore made available by the Company pursuant to Section 3(c) or Section 3(e); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 9.

b.

In connection with any Registration Statement or Prospectus, the Buyer and any transferee permitted by Section 9, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signed such Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Buyer provided by the Buyer and furnished to the Company by the Buyer expressly for inclusion in such Registration Statement (which, for the avoidance of doubt, shall consist solely of the name of the Buyer, the number of shares to be sold pursuant to such Registration Statement, and the expected plan of distribution) or from the failure of the Buyer to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and, subject to Section 6(d), the Buyer will reimburse any legal or other expenses reasonably incurred by it in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that the Buyer shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net amount of proceeds actually received by the Buyer as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 9.

c.

Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.

The indemnification required by this Section 6 shall be made by payments at least as frequently as every thirty (30) days of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) as promptly as practicable to the person making it.

e.

The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of such Registrable Securities.

8. REPORTS AND DISCLOSURE UNDER THE SECURITIES ACT

With a view to making available to the Buyer the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Buyer to sell securities of the Company to the public without registration, the Company agrees, at the Company’s sole expense, to:

a.	use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

b.

use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required to satisfy the current public information requirements of Rule 144;

c.

furnish to the Buyer so long as the Buyer owns Registrable Securities, as promptly as practicable at Buyer’s request, (i) a written statement by the Company that it has complied in all material respects with the requirements of Rule 144(c)(1)(i) and (ii), and (ii) such other information, if any, as may be reasonably requested to permit the Buyer to sell such securities pursuant to Rule 144 without registration; and

d.

take such additional action as is reasonably requested by the Buyer to enable the Buyer to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be reasonably requested from time to time by the Buyer and otherwise provide reasonable cooperation to the Buyer and the Buyer’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that Buyer shall, whether or not it is pursuing any remedies at law, be entitled to seek equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers holding a majority of the Registrable Securities; provided, however, that the Company may assign this Agreement at any time in connection with the sale or acquisition of the Company, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, without the consent of the Buyer, provided that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. Any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company remains the surviving entity immediately after such transaction shall not be deemed an assignment. The Buyer may assign its rights under this Agreement to any transferee or holder of the Registrable Securities without the prior written consent of the Company; provided that such transferee or holder of the Registrable Securities executes and delivers an additional counterpart signature page to this Agreement, and thereafter such transferee or holder shall be deemed a “Buyer” and a party hereunder.

10. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the then-outstanding Registrable Securities.

11. ADDITIONAL REGISTRATION STATEMENTS.

During the period beginning on the date hereof and ending on the last day of the Registration Period, if at any time there is not an effective Registration Statement available for the resale of the Registrable Securities under the Securities Act, the Company shall not file a registration statement or an offering statement under the Securities Act relating to securities that are not the Registrable Securities (other than a registration statement on Form S-8, or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof, solely to the extent necessary to keep such registration statements effective and available).

12. MISCELLANEOUS.

a.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon receipt, when sent by electronic message (provided the recipient responds to the message and confirmation of both electronic messages are kept on file by the sending party); or (iv) one (1) business day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Benefitfocus, Inc.

100 Benefitfocus Way

Charleston, South Carolina 29492

Attention: Steve Swad, Chief Financial Officer

Facsimile No.:

Telephone No.:

E-Mail:

With a copy (which shall not constitute notice) to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attention: Donald R. Reynolds

Facsimile No.:

Telephone No:

E-Mail:

If to the Buyer:

BuildGroup LLC

3500 Jefferson, Suite 303

Austin, Texas 78731

Attention: Lanham Napier, Chief Executive Officer

Telephone No.:

E-Mail:

With a copy to (which shall not constitute delivery to the Buyer):

Shearman & Sterling LLP

1460 El Camino Real 2nd floor,

Menlo Park, CA 94025

Attention: Christopher Forrester

Telephone No:

E-Mail:

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least one (1) business day prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, and recipient facsimile number, (C) electronically generated by the sender’s electronic mail containing the time, date and recipient email address or (D) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of receipt in accordance with clause (i), (ii), (iii) or (iv) above, respectively.

b.

No provision of this Agreement may be amended other than by a written instrument signed by the Company and the Buyer. No provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

c.

The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Wilmington, for the adjudication of any dispute hereunder or in connection herewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d.

This Agreement, the Purchase Agreement, and the Voting Agreement (the “Transaction Documents”) supersede all other prior oral or written agreements between the Buyer, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Each of the Company and the Buyer acknowledges and agrees that it has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in this Agreement.

e.

Subject to the requirements of Section 9, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which shall not be unreasonably withheld or delayed.

f.

Notwithstanding anything to the contrary contained herein, if the Company shall issue Purchase Shares to persons other than the Buyer pursuant to the Purchase Agreement, any purchaser of such Purchase Shares shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed a “Buyer” and a party hereunder.

g.	The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h.

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf (or other electronic reproduction) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction) signature.

i.

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.	The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

k.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

BENEFITFOCUS, INC.

By:	/s/ Stephen M. Swad
Name:	Stephen M. Swad
Title:	Chief Financial Officer

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE BUYER:

BUILDGROUP LLC

By: BuildGroup Management, LLC, its investment manager

By:	/s/ A. Lanham Napier
Name:	A. Lanham Napier
Title:	Chief Executive Officer

[Signature Page to the Registration Rights Agreement]